Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of International Aluminum Corporation (the “Company”) on Form 10-Q for the period ended December 31, 2005, as filed with the Securities and Exchange Commission (the “Report”), we the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1.         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 7, 2006	RONALD L. RUDY
Ronald L. Rudy
President and
Chief Executive Officer

Date: February 7, 2006	MITCHELL K. FOGELMAN
Mitchell K. Fogelman
Senior Vice President – Finance and Chief Financial Officer

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